                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): OCTOBER 15, 1996


               HOME IMPROVEMENT & HOME EQUITY LOAN TRUST 1996-D
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)



          MINNESOTA               33-55853       APPLIED FOR
------------------------------------------------------------------
(State or other jurisdiction    (Commission    (IRS employer
      of incorporation)         file numbers)  identification no.)



 1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
 -----------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip code)


      Registrant's telephone number, including area code: (612) 293-3400
                                                           ---------------


                                NOT APPLICABLE
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

          Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First
          Trust (N.A.) (the "Trustee"), on October 15, 1996, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as
          Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.        Description
               -----------        -----------
                  99.1            Monthly Report delivered to
                                  Certificateholders on
                                  October 15, 1996.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

       Dated: October 15, 1996


                                HOME IMPROVEMENT & HOME EQUITY LOAN
                                TRUST 1996-D


                                By  GREEN TREE FINANCIAL CORPORATION
                                    as Servicer with respect to the Trust


                                By: /s/Phyllis A. Knight
                                    ----------------------------------
                                    Phyllis A. Knight
                                    Vice President and Treasurer

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                                                              PAGE
------                                                              ----

  99.1            Monthly Report delivered to Certificateholders      5
                  on October 15, 1996.